Other income	12 Months Ended
Dec. 31, 2021
Other income
Other income

16. Other income

Under a grant agreement with Eurostars/Innosuisse the Group is required to complete specific research activities within a defined period of time. The Group’s funding is fixed and received based on the satisfactory completion of the agreed research activities and incurring the related costs.

The Group was awarded a grant by Eurostars/Innosuisse for CHF 512,032 in 2019 of which CHF 380,184 were paid as of December 31, 2021. For the year ended December 31, 2021, the Group recognized CHF 218,330 as other income (respectively 2020: CHF 244,298 and 2019: CHF 49,405). As of December 31, 2021, the Group recognized CHF 131,848 as other receivables in accordance with the grant conditions (CHF 86,481 as short-term deferred income as of December 31, 2020).

In 2021, the Group additionally recognized other income mainly from IT consultancy agreements for CHF 18,667 (respectively 2020: CHF 22,026 and 2019: CHF 21,430).